                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                    Windsor Woodmont Black Hawk Resort Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 28, 2003


         Notice is hereby given that an Annual Meeting of the Shareholders of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, will be held at 9:00 a.m., local time, on May 28, 2003, at the Black Hawk Casino by Hyatt, in the Hickory Grill, 111 Richman Street, Black Hawk, Colorado, 80422, and any adjournments or postponements thereof for the following purposes:

         1. To elect the following four (4) persons to serve as directors of the company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Jerry Dauderman, Timothy G. Rose; Irving C. Deal; and Garry Saunders; and

         2. To ratify the selection of Grant Thornton LLP as the independent public accountants of the company for the fiscal year ending December 31, 2003; and

         3. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 30, 2003 (the "record date") shall be entitled to notice of and to vote at the meeting or any adjournments thereof. All shareholders are cordially invited to attend the meeting in person.

May 7, 2003                         By Order of the Board of Directors


                                    Jerry L. Dauderman
                                    Chief Executive Officer

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND PROMPTLY MAIL OR FAX THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE OR YOU MAY FAX YOUR VOTE TO SCHLUETER & ASSOCIATES, P.C. AT (303) 296-8880.

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                               111 RICHMAN STREET
                           BLACK HAWK, COLORADO 80422

                                 PROXY STATEMENT
                                DATED MAY 7, 2003

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 2003

                                     GENERAL

         This Proxy Statement is being furnished to the shareholders of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, in connection with the solicitation of proxies by our board of directors from holders of outstanding shares of our common stock, $0.01 par value, for use at the Annual Meeting of Shareholders to be held at 9:00 a.m. local time, on May 28, 2003, at the at the Black Hawk Casino by Hyatt, in the Hickory Grill, 111 Richman Street, Black Hawk, Colorado, 80422, and any adjournments or postponements of the annual meeting. This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about May 8, 2003.

                       VOTING SECURITIES AND VOTE REQUIRED

         Only shareholders of record at the close of business on April 30, 2003 (the "record date"), are entitled to notice of and to vote the shares of common stock of the company held by them on such date at the meeting or any and all adjournments of the meeting. As of the record date, 1,000,000 shares of common stock were outstanding. There was no other class of voting securities outstanding at that date.

         Each share of common stock held by a shareholder entitles such shareholder to one vote on each matter that is voted upon at the annual meeting or any adjournments of the annual meeting.

         The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum at the meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting in person or by proxy and entitled to vote will be required to approve each proposal to be considered at the meeting.

         Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

         If the accompanying proxy is properly signed and returned to the company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy will vote "FOR" each of the proposals to be considered by the shareholders at the meeting or, if no such recommendation is given, in their own discretion. The company's executive officers and directors have advised the company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 15.33% of the outstanding shares of common stock, in favor of each of the proposals listed. Each proxy granted by a shareholder may be revoked by such shareholder at any time thereafter by writing to the Secretary of the company prior to the meeting, or by execution and delivery of a subsequent proxy or by attendance and voting in person at the meeting, except as to any matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

         The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the proxy materials to the beneficial owners of the shares of common stock, will be paid by the company.

         In order that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the company to solicit proxies by telephone or facsimile machine or in person. These persons will receive no extra compensation for their services.

                          OWNERSHIP OF OUR COMMON STOCK

         The following table sets forth information regarding the beneficial ownership of our common stock as of May 5, 2003 by each person known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and executive officers and by all of our executive officers and directors as a group. Except as indicated in the footnotes to this table and under applicable community property laws, we believe that each shareholder named in this table has sole investment and voting power with respect to the shares indicated.


                                                                    AMOUNT AND NATURE
                                                                      OF BENEFICIAL       PERCENT OF COMMON
                                                                        OWNERSHIP               STOCK
                                                                        ---------               -----
        NAME AND ADDRESS OF BENEFICIAL OWNER
        APR 21st Century Trust(1)                                           77,292.5             7.73%
        c/o Malouf Lynch Jackson and Swinson, P.C.
        600 Preston Commons East
        8115 Preston Road
        Dallas, TX 75225

        AMR 21st Century Trust(1)                                           77,292.5             7.73%
        c/o Malouf Lynch Jackson and Swinson, P.C.
        600 Preston Commons East
        8115 Preston Road
        Dallas, TX 75225

        Donald J. Malouf(1)(2)                                             162,085              16.20%
        c/o Malouf Lynch Jackson and Swinson, P.C.
        600 Preston Commons East
        8115 Preston Road
        Dallas, TX 75225

        Patricia Deal(3)                                                    83,602               8.36%
        c/o Normandy, Inc.
        3811 Turtle Creek Blvd., Suite 250
        Dallas, TX 75219

        Jerry L. Dauderman(4)                                               78,792               7.88%
        3 Hillsborough
        Newport Beach, CA 97660

        Irving C. Deal(5)                                                   19,375               1.94%
        c/o Normandy, Inc.
        3811 Turtle Creek Blvd., Suite 250
        Dallas, TX 75219

        Michael L. Armstrong(6)                                             15,000               1.50%
        c/o Windsor Woodmont Black Hawk Resort
             Corp.
        3811 Turtle Creek Blvd., Suite 250
        Dallas, TX 75219

        Timothy G. Rose(7)                                                  30,171               3.02%
        8117 Golfers Oasis
        Las Vegas, NV 89149

        Garry Saunders(8)                                                   14,213               1.42%
        9004 Players Club Drive
        Las Vegas, NV 89134

        John and Katherine Utley                                            60,000               6.00%
        5601 Willow Bend Ct.
        Plano, TX 75093

        Ableco Holding LLC(9)                                              152,521              13.23%
        c/o Cerberus Partners
        450 Park Avenue, 28th Floor
        New York, NY 10022

        U.S. Bancorp Investments, Inc.(10)                                  74,342               6.92%
        11766 Wilshire Boulevard, #870
        Los Angeles, CA  90025

        Madeleine L.L.C.(11)                                               188,509              15.86%
        c/o Cerberus Partners
        450 Park Avenue, 28th Floor
        New York, NY 10022

        Jess Ravich(12)                                                     83,579               7.71%
        c/o U.S. Bancorp Investments, Inc.
        11766 Wilshire Boulevard, #870
        Los Angeles, CA 90025

        All our executive officers and directors                           153,338              15.33%
         as a group

------------
(1) Donald J. Malouf is the trustee of the APR Trust and the AMR Trust. As the trustee, Mr. Malouf has the power and authority to vote and to dispose of the shares held by this trust and, accordingly, may be deemed to be the beneficial owner of such shares. Mr. Malouf, however, disclaims beneficial ownership with respect to such shares.
(2) These shares include 7,500 shares underlying options granted by us to Mr. Malouf.
(3) Patricia Deal is the spouse of Irving C. Deal. Ms. Deal disclaims beneficial ownership of any shares that may be deemed to be beneficially owned by her husband.

(4) These shares represent (a) 78,792 shares held directly by Mr. Dauderman. Does not include 10,000 shares underlying options granted by us to Mr. Dauderman which were exchanged pursuant to the voluntary option exchange agreement dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(5) These shares represent (a) 12,000 shares held directly by Mr. Deal, (b) 7,375 shares owned by Normandy, Inc., which Mr. Deal may be deemed to beneficially own by virtue of being the Chairman of the Board and Chief Executive Officer of Normandy, Inc. Does not include 10,000 shares underlying options granted by us to Mr. Deal which were exchanged pursuant to the voluntary option exchange agreement dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(6) These shares include 15,000 shares held directly by Mr. Armstrong. Does not include 14,500 shares underlying options granted by us to Mr. Armstrong which were exchanged pursuant to the voluntary option exchange agreement dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(7) These shares 30,171 shares held directly by Mr. Rose. Does not include 40,000 shares underlying options granted by us to Mr. Rose which were exchanged pursuant to the voluntary option exchange agreement dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(8) These shares represent 10,000 shares held directly by Mr. Saunders. Does not include 10,000 shares underlying options granted by us to Mr. Saunders which were exchanged pursuant to the voluntary option exchange agreement dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(9) These shares represent shares underlying 152,521 common stock purchase warrants contained in units purchased in the unit offering.
(10) These shares represent shares underlying 32,013 warrants issued to U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc., as placement agent for our unit offering, and 42,329 warrants purchased by U.S. Bancorp Investments, Inc. as part of the unit offering.
(11) These shares represent shares underlying 188,509 common stock purchase warrants purchased in conjunction with shares of our series B preferred stock.
(12) These shares represent: (a) 43,960 shares underlying the warrants held by Mr. Ravich; (b) 30,405 shares underlying warrants held by The Ravich Revocable Trust of 1989; (c) 1,714 shares underlying warrants held by the Ravich Family Foundation, which Mr. Ravich may be deemed to beneficially own by virtue of his having the power and authority to vote and to dispose of the shares; and (d) 7,500 shares underlying options granted by us to Mr. Ravich.

CHANGE OF CONTROL ARRANGEMENTS

         There are no arrangements known to the company that may at a subsequent date result in a change in control of the company.

SHAREHOLDERS' AGREEMENT

         The holders of the company's common stock as of the date of issuance of its restricted 13% First Mortgage Notes due 2005 have entered into a shareholders' agreement which provides for:

         (1) the nomination, election and removal of our directors, including one director designated by Jess Ravich, as trustee of The Ravich Revocable Trust of 1989, so long as The Ravich Revocable Trust of 1989 owns shares of our series B preferred stock,

         (2)      access to information by the shareholders,

         (3) restrictions on the transfer of shares of common stock other than certain permitted transfers, including a right of first refusal by the other shareholders and by us,

         (4) tag-along rights of the holders of our warrants with respect to proposed transfers or series of transfers aggregating at least 15% of our shares of common stock, and

         (5) drag-along rights of the shareholders to require the holders of our warrants to transfer warrant shares to the proposed purchaser of shares aggregating at least 51% of our fully-diluted shares of common stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Articles of Incorporation of the company is not less than two (2) nor more than fifteen (15).

         Jess Ravich, the Chairman and Chief Executive Officer of Libra Securities, LLC, in his capacity as trustee for The Ravich Revocable Trust of 1989, which is a holder of our series B preferred stock, has the right to designate one member of our board of directors. On August 16, 2002 Mr. Ravich resigned as a member of the board of directors. Mr. Ravich declined to nominate a director to serve as his replacement To date, Mr. Ravich has not designated a replacement to serve on the board of directors. The Ravich Revocable Trust of 1989 is a trust established by Jess Ravich and his wife to hold their assets. Mr. and Mrs. Ravich are the grantors and co-trustees.

         Unless otherwise directed by the shareholders, the proxy holder will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the company's board of directors. The company is advised that all nominees have indicated their availability and willingness to serve, if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.


                                                               CURRENT
                                                               -------
                 NOMINEES                        AGE           POSITIONS
                 --------                        ---           ---------
    Jerry L. Dauderman                           58            Chairman of the Board of Directors and Chief
                                                               Executive Officer

    Timothy G. Rose                              46            President and Director

    Irving C. Deal                               75            Director

    Garry Saunders                               51            Director

         JERRY L. DAUDERMAN. Mr. Dauderman is the Chairman of the board of directors and the Chief Executive Officer of the company. Mr. Dauderman has served as a director since March 2000. He is currently a director of CT Realty, The Stowell Co. and CDFC, Inc. Mr. Dauderman is currently self-employed.

         TIMOTHY G. ROSE. Mr. Rose, has been a director and our President since August 20, 2001. Mr. Rose was the Executive Vice President -- Casino Operations and Development from July 1998 until becoming President. Mr. Rose has been President of R.O.I. Gaming, Inc., a gaming industry consulting firm, since June 1990. Between June 1996 and June 1998, Mr. Rose served as a Director of Coopers & Lybrand LLP's National Hospitality and Gaming Group in Las Vegas. Mr. Rose has 22 years of hospitality experience, including over 18 years of experience in the gaming industry. He worked for over ten years as a senior executive in several casinos in Atlantic City, New Jersey, including positions as Senior Vice President at Trump Castle Hotel and Casino and Senior Vice President of Marketing at Trump Plaza Casino Hotel from February 1986 through January 1989. Prior to joining the Trump organization, Mr. Rose was a marketing executive at Bally's Park Place Casino Hotel.

         IRVING C. DEAL. Mr. Deal has served as a director since our inception and was formerly the Chairman of the board of directors of the company. Since October 1975, Mr. Deal has been the Chief Executive Officer and Chairman of the Board of Normandy, Inc., a real estate development company, and is also the Chairman of the Board of each of Normandy Inc.'s subsidiaries. Mr. Deal received a Bachelor of Arts degree in Sociology, cum laude, from Stanford University, and served for a term of ten years from March 1985 through April 1995 on the Stanford Board of Trustees. He also served as Chairman of the Stanford Real Estate Commission for a term of two years.

         GARRY W. SAUNDERS. Mr. Saunders has served as a director since January 2002. Mr. Saunders is currently self employed. Mr. Saunders served as the President of Gaming of Playboy Enterprises from October 1997 through October 2001. From February 1994 through July 1997, Mr. Saunders worked for ITT Corporation as the Executive Vice President of Operations for Caesars World.

         At the present time no family relationship exists among any of the named directors and executive officers. No arrangement or understanding exists between any of these directors or officers and any other persons pursuant to which any director or executive officer was elected as a director or executive officer of the company. The directors of the company are elected annually and serve until their successors take office or until their death, resignation or removal. The executive officers serve at the pleasure of the board of directors of the company.

BOARD RECOMMENDATION

         The Board recommends a vote FOR the election of each of the four nominees for directors of the company.

BOARD OF DIRECTORS

         Our bylaws provide that the number of our directors may be established by the board of directors but may not be fewer than two nor more than fifteen. Any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the directors then in office. Once elected, directors serve a one-year term or until their successors are duly elected and qualified. Holders of shares have no right to cumulative voting for the election of directors. At each annual meeting of shareholders, the holders of a majority of the issued and outstanding shares will be able to elect all of the directors. Directors may be removed by the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote on such matters. So long as The Ravich Revocable Trust of 1989 owns shares of our series B preferred stock, Jess Ravich, acting in his capacity as trustee, is entitled to nominate one person for election as a director on our board of directors. The director designated by The Ravich Revocable Trust is subject to removal by The Ravich Revocable Trust.

LIMITED LIABILITY AND INDEMNIFICATION

         Colorado law permits a Colorado corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for monetary damages except for liability resulting from:

         o a breach of a director's duty of loyalty to us or our shareholders;

         o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o violations of Section 7-108-403 of the Colorado Business Corporation Act; or

         o transactions from which a director directly or indirectly derived an improper benefit.

         Our articles of incorporation contain a provision which limits the liability of our directors and officers to the maximum extent permitted by Colorado law.

         In addition, our bylaws provide that we will, to the fullest extent permitted by Colorado law in effect from time to time, indemnify and hold harmless our officers and directors from and against all expense, liability and loss, including attorneys' fees, actually and reasonably incurred by them in connection with civil, criminal, administrative or investigative actions, suits or proceedings. The bylaws further provide that we may, by action of the board of directors, provide indemnification to our employees and agents with the same scope and effect as the indemnification of our officers and directors. We are permitted under the bylaws to purchase and maintain insurance and to advance expenses to directors and officers and others to cover the costs of defending a proceeding.

MEETINGS AND COMMITTEES OF THE BOARD

         The board of directors has a standing Audit Committee. The board of directors does not have a Compensation Committee or a Nominating Committee or any committee performing similar functions. During the fiscal year ended December 31, 2002, the board of directors met nine times and the Audit Committee met five times. During the fiscal year ended December 31, 2002, all directors attended the meetings of the board of directors and the committees thereof on which they served or participated by telephone.

         Messrs. Garry Saunders and Irving C. Deal are members of the Audit Committee. Mr. Saunders acts as chairman of the Audit Committee. The Audit Committee's responsibilities include recommending to the board the selection of our independent auditors, reviewing the arrangements and the scope of the independent audit and reviewing all financial statements. Messrs. Saunders and Deal are "independent" as defined in the NASDAQ listing standards. In February, 2002, the board of directors adopted an Audit Committee Charter. The Audit Committee Charter was filed with the SEC in the proxy statement dated March 28, 2002.

                                   PROPOSAL 2


                            SELECTION OF ACCOUNTANTS

         On May 20, 2002, we dismissed Arthur Andersen, LLP ("Andersen"), as our independent public accountants. Our Audit Committee participated in and approved the decision to dismiss Andersen. The reports by Andersen on our financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the preceding two fiscal years and through May 20, 2002, there were no disagreements between the company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report on the company's financial statements.

         During the preceding two fiscal years and through May 20, 2002, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

         On May 13, 2002, we announced that the company's board of directors voted to approve the engagement of Deloitte & Touche LLP as the company's independent auditor for the year ending December 31, 2002, subject to customary client acceptance procedures. On August 13, 2002, Deloitte & Touche LLP notified the company that Deloitte & Touche LLP declined to accept this engagement. Deloitte & Touche LLP has not reviewed, audited or rendered any report on any financial statements of the company as of any date or for any period.

         On January 14, 2003 we filed an application to employ Grant Thornton LLP as our new independent accountants. The Bankruptcy Court approved the employment of Grant Thornton LLP on February 6, 2003. During the preceding two fiscal years and through December 31, 2002, the company has not consulted with Grant Thornton LLP regarding the matters described in, and required to be disclosed pursuant to Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

         The board of directors has selected Grant Thornton LLP as the independent public accountants of the company for the fiscal year ending December 31, 2003, and has further directed that the company submit the selection of the independent public accountants for ratification by the shareholders at the Annual Meeting of Shareholders. A representative of Grant Thornton LLP is expected to be present at the annual meeting with the opportunity to make a statement and be available to respond to appropriate questions.

         Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them to ratify the selection of Grant Thornton LLP as the independent public accountants of the company for the fiscal year ending December 31, 2003.

BOARD RECOMMENDATION

         The Board recommends a vote FOR the ratification of the selection of Grant Thornton LLP as the independent public accountants of the company for the fiscal year ending December 31, 2003.

         Shareholder ratification of the selection of Grant Thornton LLP as the company's independent public accountants is not required by the company's bylaws or otherwise. However, the board of directors is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the section, the board of directors will reconsider the retention of that firm. Even if the selection is ratified, the board of directors, at its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the board of directors determines that such a change is in the best interests of the company and its stockholders.

AUDIT COMMITTEE REPORT(1)

         The Audit Committee has reviewed and discussed with management the company's audited consolidated financial statements as of and for the year ended December 31, 2002.

         The Audit Committee has also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Grant Thornton LLP their independence.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the board of directors that the audited consolidated financial statements referred to above be included in the company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    Garry Saunders, Chairman
                                    Irving C. Deal



------------
(1) The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

FEES PAID TO THE INDEPENDENT AUDITORS

AUDIT FEES

         The aggregate fees billed by Grant Thornton LLP ("Grant Thornton") for professional services rendered for the audit of the company's annual consolidated financial statements for the year ended December 31, 2002 and the reviews of the unaudited interim financial statements for the periods ending June 30, 2002 and September 30, 2002, included in the company's Form 10-Q's ("Audit Services") were approximately $70,000.

TAX FEES

         The aggregate fees billed by Grant Thornton for professional services rendered for the tax compliance, tax advice and tax planning for the past two years ("Tax Fees") were $ 0.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Grant Thornton did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2002 ("Technology Services").

ALL OTHER FEES

         Grant Thornton did not perform any professional services other than Audit Services for the year ended December 31, 2002.

                                   MANAGEMENT

EXECUTIVE OFFICER

         Mr. Armstrong is an officer of the company. The other executive officers and information concerning their background and experience are identified and included in the section captioned "Election of Directors."


            NAME                 AGE           POSITION
            ----                 ---           --------

    Michael L. Armstrong         53            Executive Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary


         MICHAEL L. ARMSTRONG. Mr. Armstrong is our Executive Vice President, Chief Financial Officer, Treasurer and Secretary. From December 1980 to March 2000, Mr. Armstrong was the Chief Financial Officer of Normandy, Inc. Mr. Armstrong was also the President and a director of Normandy, Inc. and the Vice President of each of Normandy, Inc.'s subsidiaries. Prior to joining Normandy, Inc., Mr. Armstrong worked at Deloitte & Touche for nine years. He is a Certified Public Accountant.

                            SECTION 16(a) COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. During 2002, Timothy G. Rose and Michael L. Armstrong exercised options granted to them from Windsor Woodmont LLC. Pursuant to this transaction, Mr. Rose and Mr. Armstrong failed to timely file a Form 4 reporting this transaction. Mr. Rose and Mr. Armstrong intend to cure the delinquent Section 16(a) reports by filing the required reports before the annual meeting, to be held May 28, 2003.

                     COMPENSATION OF OFFICERS AND DIRECTORS

         The following table sets forth information as to the compensation paid to our Chief Executive Officer and other executive officers who received compensation in excess of $100,000 for services rendered during the last three fiscal years. These three persons are referred to collectively as the "Named Executive Officers."

                                          ANNUAL COMPENSATION
                                ---------------------------------------
                                                                                              SECURITIES
    NAME AND                                                              OTHER ANNUAL        UNDERLYING
PRINCIPAL POSITION             YEAR         SALARY         BONUS          COMPENSATION          OPTIONS
------------------             ----         ------         -----          ------------        ----------
Jerry L. Dauderman             2002         $96,000(1)(2)      0                    0               0
Chief Executive Officer

Timothy G. Rose,               2002          $196,847(1)(2)    0                    0               0
President,                     2001          $200,200          0                    0          25,000
former Exec. Vice              2000          $156,217          0                    0          15,000
President--Casino
Operations and
Development

Michael L. Armstrong,          2002          $129,800(1)(2)    0                    0           7,000
Exec. Vice President,          2001          $132,000          0                    0               0
CFO, Treasurer and             2000          $103,000          0                    0           7,500
Assistant Secretary

------------
(1) The above amounts includes post-bankruptcy petition (November 7, 2002) compensation which was accrued and paid on January 15, 2003.
(2) The above amounts does not include amounts accrued and unpaid from November 1, 2003 until November 6, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning options granted during fiscal 2002 to the Named Executive Officers.

                        Number of             % of Total Options
                        Securities            Granted to                  Exercise             Expiration
      Name              Underlying Options    Employees in Fiscal           Price                 Date
                        Granted               Year
----------------------------------------------------------------------------------------------------------------
Michael L. Armstrong           7,000                  100%                 $20.00            March 25, 2012

EMPLOYMENT AGREEMENTS

         As of the date of this proxy statement, we do not have any written employment agreements with any of our executive officers. However, we have agreed to pay Timothy G. Rose an annual salary of $230,230, and Michael L. Armstrong an annual salary of $151,800.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning the number and value of shares acquired on the exercise of options and exercisable and unexercisable stock options at the end of fiscal 2002 for the Named Executive Officers.

                      Shares                          Number of Securities
                   Acquired on      Value            Underlying Unexercised         Value of Unexercised In-the-Money
      Name           Exercise      Realized            Options at Year End                 Options at Year End
-----------------------------------------------------------------------------------------------------------------------------
                                                  Exercisable       Unexercisable    Exercisable        Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Jerry L.                0             0           10,000 (1)              0                (2)                (2)
Dauderman
Timothy G.              0             0           40,000 (1)              0                (2)                (2)
Rose
Michael L.              0             0           14,500 (1)              0                (2)                (2)
Armstrong
------------

(1) Includes shares underlying options granted by Windsor Woodmont which were exchanged pursuant to the voluntary option exchange agreements dated January 29, 2003. See VOLUNTARY STOCK OPTION EXCHANGE.
(2) We are unable to determine the value of the options because there is no trading market for our common stock.

COMPENSATION OF DIRECTORS

         We have agreed to pay Jerry L. Dauderman, Chairman of the board of directors a directors fee of $20,000 per month during the course of our reorganization. The remaining directors receive no cash compensation for serving as directors. All directors are reimbursed for travel and other expenses incurred in connection with attending board meetings. In April 2000, the board of directors granted to each director options to purchase 10,000 shares of our common stock to vest 25% on April 14, 2000 and 25% on each April 14 thereafter until 2003.

VOLUNTARY STOCK OPTION EXCHANGE

         On January 29, 2003, the company entered into voluntary stock option exchange agreements (the "Option Exchange Agreements") to exchange outstanding options to purchase shares of our the Common Stock granted under the 2000 Stock Incentive Plan held by eligible employees or eligible directors for new options under the same option plans. The Option Exchange Agreements required an optionee to cancel and terminate their old stock options previously granted to the optionee with the result that the same number of new options with a exercise price to be the fair market value of the Common Stock on a new grant date exactly six months and one day after the date of the Option Exchange Agreements. Stock options to acquire a total of 95,000 shares of the company's Common Stock with exercise prices ranging from $16.50 to $20.00 were exchanged under the Option Exchange Agreements. The Exchange Program was designed to comply with FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation," for fixed plan accounting.

2000 STOCK INCENTIVE PLAN

         On April 14, 2000, our board of directors approved the 2000 Stock Incentive Plan of Windsor Woodmont Black Hawk Resort Corp. which provides for the grant of options to purchase an aggregate of not more than 150,000 shares of our common stock. The purpose of the plan is to promote our long-term growth and profitability by providing key people with incentives to improve stockholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best-available persons.

         The plan provides for the granting of both incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986 and nonqualified stock options, stock appreciation rights, restricted or unrestricted stock awards, phantom stock and performance awards. Awards of incentive stock options under the plan are limited to employees and must have an exercise price at least equal to the fair market value of our common stock at the date of grant, but nonqualified stock options may have an exercise price less than fair market value.

         The plan will be administered by the board of directors or by a committee appointed by the board of directors which determines the persons to be granted options under the plan, the number of shares subject to each option, the exercise price of each option and the option period. The plan was approved by the shareholders in August 2000.

2002 STOCK INCENTIVE PLAN

         On March 25, 2002, the company's board of directors adopted and approved by a majority vote, the company's 2002 Stock Incentive Plan (the "Plan"). The following summary of the principal features of the Plan is qualified in its entirety by reference to the terms and provisions of the Plan.

         The Plan authorizes the issuance of options to purchase the company's common stock and other types of awards to eligible persons, as further described below. Subject to certain adjustments, the Plan authorizes the granting of up to forty-five thousand (45,000) shares of the company's common stock in the form of stock options, stock appreciation rights, stock awards, phantom stock, and performance awards, that may be granted under the Plan. The company has not yet granted any option or award under the Plan. The purpose of the Plan is to promote long-term growth and profitability of the company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the company and (ii) enabling the Company to attract, retain and reward the best-available persons.

         The Plan provides for the board or by such committee as may be appointed by the board (the "Administrator"), in its sole discretion to grant awards under the Plan, prescribe grant agreements evidencing such awards and establish programs for granting awards. The Administrator has the authority to determine the eligible persons and the time at which awards shall be granted, the number of shares to be issued or underlying stock options, to designate the exercise price of options granted under the Plan, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest. The Administrator has the authority to establish objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period. The Administrator also will have full authority and discretion to interpret the Plan and apply its provisions, procedures and forms relating to the Plan. The Plan provides that no member of the Administrator responsible for administering the Plan will be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder and for the indemnification of the members of the Administrator.

         The Administrator may grant: (i) incentive stock options, which are intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options (each an "NSO") to purchase shares of Common Stock (which do not qualify for such preferential tax treatment under the Code); (ii) Stock Appreciation Rights ("SAR"), which entitles the grantee to receive as payment having an aggregate value equal to the appreciation of the stock price over the base price, multiplied by the number of shares specified; (iii) stock awards, which provides for the grant of restricted stock awards on such terms and conditions as the Administrator may provide; (iv) phantom stock, which entitles the grantee awards in stock-equivalent units; and (v) performance awards, which become payable on account of attainment of one or more performance goals.

         All employees, directors, officers and consultants of the company or any affiliate of the company are eligible to participate in the Plan, subject to the discretion of the Administrator. The company may make or guarantee loans to grantees to assist grantees in exercising awards and satisfying obligations. The Administrator may require, as a condition precedent, that grantees become a party to a stock restriction agreement.

               CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS

         One of our former directors was the Chairman and Chief Executive Officer of U.S. Bancorp Libra, the placement agent for our unit offering. During the year ended December 31, 2000, in conjunction with the initial unit offering, we paid U.S. Bancorp Libra a placement fee in the amount of $3,500,000 and warrants to purchase 80,031 shares of our common stock at $0.01 per share, exercisable until March 15, 2010.

         We have a financial consulting arrangement with one of our former directors. During the year ended December 31, 2001 this director earned $208,000 for services related to the FF&E loan from Wells Fargo Bank and provided $40,000 in additional services. During the year ended December 31, 2000 this director was paid $200,000 for services related to the initial unit offering and has provided $83,785 in additional services. Trade accounts payable and accrued expenses include $208,000 payable to this director at December 31, 2002 and 2001.

         Our former Secretary and director provided legal and professional services to the company. During the year ended December 31, 2002, he provided $26,794 in legal services. During the year ended December 31, 2001, he provided $63,496 in legal services. During the year ended December 31, 2000, he provided $47,250 in services related to the initial unit offering and $20,091 in additional services. Trade accounts payable and accrued expenses include $3,912 and $977 payable to this director at December 31, 2002 and 2001, respectively.

         Hyatt Gaming, the manager of the Project, incurred start-up costs on behalf of the Project, representing the cost of salaries, benefits, training, marketing and other costs incurred in connection with the opening of the Project. During the years ending December 31, 2001 and 2000, Hyatt Gaming incurred start-up costs totaling $4,333,178 and $166,822, respectively. Accounts payable related parties includes $1,532,921 and $3,537,403 at December 31, 2002 and 2001, respectively, due to Hyatt for start-up costs. Accounts payable related parties includes an additional $913,088 and $1,179,352 due to Hyatt Gaming for payroll, benefits and other operating costs incurred on behalf of the Project after opening as of December 31, 2002 and 2001, respectively.

                                     GENERAL

OTHER MATTERS

         The board of directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

May 7, 2003                         By Order of the Board of Directors



                                    Jerry L. Dauderman
                                    Chief Executive Officer

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                               111 RICHMAN STREET
                           BLACK HAWK, COLORADO 80422

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated May 7, 2003, and hereby appoints Jerry L. Dauderman and Michael L. Armstrong, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of common stock of the company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

         1. Election of the following four (4) persons to serve as directors of the company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

                  JERRY L. DAUDERMAN
                      FOR   [  ]           AGAINST   [  ]         ABSTAIN   [  ]

                  TIMOTHY G. ROSE
                      FOR   [  ]           AGAINST   [  ]         ABSTAIN   [  ]

                  IRVING C. DEAL
                      FOR   [  ]           AGAINST   [  ]         ABSTAIN   [  ]

                  GARRY W. SAUNDERS
                      FOR   [  ]           AGAINST   [  ]         ABSTAIN   [  ]

         2. Ratification of the selection of Grant Thornton LLP as the independent public accountants for the company for the fiscal year ending December 31, 2003.

                      FOR   [  ]           AGAINST   [  ]         ABSTAIN   [  ]

         3. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

         This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to select Grant Thornton LLP as the independent public accountants for the company for the fiscal year ending December 31, 2003.



Dated: _________________, 2003               ___________________________________
                                             Signature


                                             ___________________________________
                                             Please Print Name


                                             ___________________________________
                                             Signature if held jointly


                                             ___________________________________
                                             Please Print Name



                                     [LABEL]


Please sign your name exactly as it appears hereon. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




          PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IMMEDIATELY
        USING THE ENCLOSED ENVELOPE OR PLEASE FAX THIS TO THE OFFICES OF
                 SCHLUETER & ASSOCIATES, P.C. AT (303) 296-8880.





                                       2